SUMMARY PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF SMALL-CAP BLEND INDEX FUND
of the TIAA-CREF Funds

Class Ticker: Retirement TRIBX Institutional TISBX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa-cref.org/tcfxscb. You can also get this information at no cost by calling 800 223-1200 or by sending an e-mail request to disclosure@tiaa-cref.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated February 1, 2010, and the audited financial statements on pages 114-190 of the Fund’s shareholder report dated September 30, 2009 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

          The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on a market index.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement Class	Institutional Class

Maximum Sales Charge Imposed on Purchases
(percentage of offering price)	0%	0%
Maximum Deferred Sales Charge	0%	0%
Maximum Sales Charge Imposed on Reinvested
Dividends and Other Distributions	0%	0%
Redemption or Exchange Fee (on shares held less than 60 days)	2.00%	2.00%
Maximum Account Fee	0%	0%

TIAA-CREF Small-Cap Blend Index Fund ▪ Summary Prospectus	1

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class

Management Fees	0.04%	0.04%
Other Expenses	0.38%	0.13%
Total Annual Fund Operating Expenses	0.42%	0.17%
Waivers and Expense Reimbursements[1]	0.08%	0.08%
Net Annual Fund Operating Expenses	0.34%	0.09%

[1]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed (i) 0.34% of average daily net assets for Retirement Class shares and (ii) 0.09% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retirement Class	Institutional Class

1 Year	$35	$9
3 Years	$127	$47
5 Years	$227	$88
10 Years	$522	$209

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

2	Summary Prospectus ▪ TIAA-CREF Small-Cap Blend Index Fund

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in securities of its benchmark index (the Russell 2000® Index). The Fund may use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without investing in all of the stocks in the index.

          The Fund is designed to track various U.S. equity markets as a whole or a segment of these markets. The Fund primarily invests its assets in equity securities selected to track a designated stock market index. Because the return of an index is not reduced by investment and other operating expenses, the Fund’s ability to match its index is negatively affected by the costs of buying and selling securities as well as other expenses. The use of a particular index by the Fund is not a fundamental policy and may be changed without shareholder approval.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•	Index Risk—The risk that the Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 9 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The

TIAA-CREF Small-Cap Blend Index Fund ▪ Summary Prospectus	3

bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class and Retirement Class over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. After-tax performance is shown only for Institutional Class shares, after-tax returns for the Retirement Class shares will vary from the after-tax returns presented for the Institutional Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

4	Summary Prospectus ▪ TIAA-CREF Small-Cap Blend Index Fund

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 23.22%, for the quarter ended June 30, 2003. Worst quarter: -26.18%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Five Years	Since Inception

Institutional Class (Inception: October 1, 2002)
Return Before Taxes	26.83%	0.49%	8.92%
Return After Taxes on Distributions	26.63%	–0.75%	7.55%
Return After Taxes on Distributions and Sale of
Fund Shares	17.62%	0.21%	7.48%
Russell 2000® Index	27.17%	0.51%	9.00%
Retirement Class (Inception: October 1, 2002)
Return Before Taxes	26.53%	0.26%	8.65%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Phillip James (Jim) Campagna, CFA	Anne Sapp, CFA
Title:	Director	Managing Director
Experience on Fund:	since 2005	since 2004

TIAA-CREF Small-Cap Blend Index Fund ▪ Summary Prospectus	5

PURCHASE AND SALE OF FUND SHARES

          Retirement Class shares are generally available for purchase through employee benefit plans. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

The minimum initial investment is $10 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone. Redemptions involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee, addressed in “Fees and Expenses” above.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 40 of the prospectus or any limitations imposed by a third party when shares are held through a third party. Exchanges involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee addressed in “Fees and Expenses” above.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6	Summary Prospectus ▪ TIAA-CREF Small-Cap Blend Index Fund

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730 Third Avenue New York, NY 10017-3206

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